NEWPARK RESOURCES PRESENTATION

November 2012

NEWPARK

NYSE: NR

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, the availability of raw materials, including barite ore, the availability of skilled personnel, the impact of restrictions on offshore drilling activity in the Gulf of Mexico, our customer concentration, the cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, our international operations, political and social unrest in North Africa and the Middle East, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, the impact of severe weather, particularly in the U.S. Gulf Coast and our ability to realize the anticipated benefits from capital investments and business acquisitions. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

NEWPARK

Company Overview

First Nine Months 2012 Revenue $768 million



13%
5%
82%
Fluids Systems and Engineering
Mats and Integrated Services
Environmental Services

First Nine Months 2012 Segment Operating Income $96 million*



11%
44%
45%

* Excludes expenses of corporate office

- **Specialized provider of:**
  - Fluids Systems and Engineering
  - Mats and Integrated Services
  - Environmental Services
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

NEWPARK

Drilling Fluids – Market Share

2011 Worldwide Fluids Market

$10 billion market



Newpark Resources 8.1%
Baker Hughes 11.1%
Halliburton Corp. 23.7%
Schlumberger 35.7%
Others 21.5%

Worldwide Fluids Market Share 1999 - 2011



10%
8%
6%
4%
2%
0%
3.5%
4.3%
5.8%
5.6%
5.9%
6.0%
7.2%
7.1%
6.6%
7.6%
5.4%
7.0%
8.1%
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Source: Spears & Associates - Oilfield Market Report, September 2012

- Demonstrated our ability to grow worldwide market share over the past decade
- Our growth has been driven by independents, major international oil companies and national oil companies
- As of 2011, the third largest drilling fluids provider in North America (based on Company data)

NEWPARK

Technology

- **Focused on providing customized solutions for E&P operators to improve their drilling economics**
  - Offshore - Deepwater and Shelf
    - Deepdrill® water-based system used extensively in Brazil's deepwater market
    - In early 2011, completed our deepest offshore well for a major IOC in over 7000 feet of water
  - Land – Conventional and Unconventional Formations
    - In 2010, introduced Evolution®, our family of high-performance water-based systems
- **Proprietary and Patented Technology**
  - High Performance Water-Based Systems
  - High Performance Synthetic-Based Systems
  - Traditional and Hybrid Oil-Based Systems
- **New worldwide technology center scheduled to open mid-2013**





NEWPARK

Evolution®

- **Award-winning Evolution system continues to demonstrate superior performance vs. oil based mud**
  - **Higher lubricity**
    - Improves rate of penetration
    - Increases length of lateral sections
    - Minimizes days on well
  - **Environmentally friendly**
    - Reduces disposal cost for cuttings
    - Reduces associated environmental spread cost
  - **Reduced circulating temperatures**
    - Increases drilling tool life
    - Safer work environment


SPECIAL
MERITORIOUS
AWARD
FOR
ENGINEERING
INNOVATION


9TH ANNUAL WORLD OIL® AWARDS
Winner
2010
Best Drilling, Completions & Production Fluids Award

NEWPARK

Evolution

- After 2010 introduction in the Haynesville shale, we have since expanded into most North American basins.
- First Evolution well outside of North America (EMEA region) being drilled in Q4 2012



Total Revenue from Evolution
($ millions)
35
30
25
20
15
10
5
0
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12



First Nine Months 2012 Revenue by Region
30%
31%
14%
11%
8%
6%
East Texas
Mid-Continent
Permian
Rockies
South Texas
Other

NEWPARK

Customer Support


ENERGYPOINT RESEARCH INC
Rated 1st in
Availability & Delivery
OILFIELD PRODUCTS
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OILFIELD SERVICES
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Products
OILFIELD PRODUCTS
Customer Satisfaction
2010
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Services
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling-related Services
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Shale-oriented Applications
OILFIELD SERVICES
Customer Satisfaction
2011
ENERGYPOINT RESEARCH INC
Rated 1st in
Onshore Applications
OILFIELD SERVICES
Customer Satisfaction
2011

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Newpark recognized by EnergyPoint Research, an independent customer service survey company**

NEWPARK

Customer Revenue Mix

- Growth with IOC's and NOC's
- Results of strategic shift started in 2006
- Focus on IOC's and NOC's
- Why?
  - Less competition versus independents
  - Longer investment horizons (stability)
  - Longer-term contracts

2006 Fluids Systems & Engineering Revenue - $481 million


6%
9%
85%
NOC
IOC
Other

2011 Fluids Systems & Engineering Revenue - $799 million


18%
14%
68%
NOC
IOC
Other

NEWPARK

International Revenue Growth/Mix

- Focused on driving balance between North American and International revenues
- International expansion provides greater stability
  - Longer investment horizons
  - Lower concentrations in individual markets, reducing exposure to individual market dynamics

2006 Fluids Systems & Engineering Revenue - $481 million



13%
6%
81%
U.S.
Canada
EMEA

2011 Fluids Systems & Engineering Revenue - $799 million



10%
3%
14%
6%
67%
U.S.
Canada
EMEA
Brazil
Asia Pacific

NEWPARK

Fluid Systems & Engineering – North America


North American Revenues
Full Year
First Nine Months
Revenues ($ millions)
700
600
500
400
300
200
100
0
$568
$268
$425
$585
$163
$422
$461
2008
2009
2010
2011
2012


Market Share % by Basin (Third Quarter 2012)[1]
Market Share % (rigs)
40%
35%
30%
25%
20%
15%
10%
5%
0%
13%
16%
21%
13%
35%
9%
27%
10%
25%
14%
Bakken
Barnett
Eagleford
Fayetteville
Haynesville
Marcellus
Niobrara
Permian
Woodford
Total

ExxonMobil, Chevron, Chesapeake, bp, OXY, Apache, devon, CIMAREX, ConocoPhillips

- Serves most all North American basins, with majority of revenue coming from oil or liquids-related drilling
- Approximately 14% share of total U.S. markets served in third quarter 2012, including 18% share in shale markets[1]
- Taking actions to manage operating costs as activity moved from dry gas to liquid-rich plays

NEWPARK

(1) Source: Company estimates

Fluid Systems & Engineering – EMEA

- **Core Markets**
  - Italy, Algeria, Tunisia, Romania, Libya
- **Near-Term Growth Markets**
  - Kurdistan, Georgia, Ukraine, Hungary, Spain
- **Region revenue growth in 2011 despite loss of Libya revenue**



EMEA Revenues
Full Year
First Nine Months
Revenues ($ millions)
150
100
50
0
$123
$116
$111
$113
$29
$84
$83
2008
2009
2010
2011
2012



Core Operating Countries
Near-term Growth Markets

Fluids Systems & Engineering – Latin America

- 2nd largest drilling fluids capacity in Brazil
- Improving profitability
  - Expand work with IOCs
  - Focus on proprietary products such as DeepDrill ®, water-based technology
- Looking to expand beyond Brazil



Latin America Revenues
Revenues ($ millions)
100
75
50
25
0
Full Year
First Nine Months
$15
$25
$61
$76
$19
$57
$59
2008
2009
2010
2011
2012



Fluids Systems & Engineering – Asia Pacific

- Acquisition of Rheochem drilling fluids business in April 2011
  - Australia
  - New Zealand
  - India
- Two year offshore contract began in late second quarter 2012



Asia Pacific Revenues
Revenues ($ millions)
30
20
10
0
$25
$10
$15
$29
2011*
2012
Full Year
First Nine Months

*No first quarter revenues in 2011, as business acquired in April 2011



Santos
We have the energy.
origin
contact

NEWPARK

Mats & Integrated Services

- **New environmental applications drove growth in recent years**
  - Use of composite mats to minimize adverse impacts of land drilling
- **Revenues include sale of DuraBase™ composite mats and rentals**
  - Mat sales nearly doubled from 2010 to 2011; YTD 2012 > 60% over 2011 level
  - Rental business focused on three U.S. regions: Northeast, Gulf Coast and Rockies
- **Spill containment system for use in the well drilling and completion process to be deployed in Q4 2012**




Mats and Integrated Services Revenues
Revenues ($ millions)
0
20
40
60
80
100
120
Full Year
First Nine Months
$90
$37
$69
$110
$29
$81
$96
2008
2009
2010
2011
2012

Environmental Services

- **Processes and disposes of E&P waste**
  - Non-hazardous oilfield waste
- **Leading market position in U.S. Gulf Coast**
  - Uses low pressure injection technology
  - Waste disposed into unique geological structures underground
- **Revenues improving as activity levels recover in the Gulf of Mexico**



Environmental Services Revenues
Revenues ($ millions)
70
60
50
40
30
20
10
0
$62
$43
$49
$49
$13
$36
$40
2008
2009
2010
2011
2012
Full Year
First Nine Months



NEWPARK

3rd Quarter 2012

- **Revenues of $260 million in Q3 2012**
  - Down 1% from prior year Q3, as North America rig count is down 6%
  - Up 6% from prior quarter, benefiting from strength of international operations
- **EPS of 20¢ in Q3 compared to 15¢ in Q2 and 23¢ a year ago**
- **Actions continue in the U.S. drilling fluids business**
  - Eliminate cost inefficiencies following dry gas to liquid transition
  - Reposition completions service and equipment rental business



Revenue (left)
Operating Income (right)
Revenue ($ millions)
Operating Income ($ millions)
275
250
225
200
175
150
125
100
75
50
25
0
55
50
45
40
35
30
25
20
15
10
5
0
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12

NEWPARK

Capital Structure

Capital Structure - September 30, 2012

$ in millions

Convertible Senior Notes	$ 172.5
Other	29.1
Total Debt	201.6
Equity	513.1
Total Capitalization	$ 714.7
Debt / Capitalization	28.2%



Total Debt (left)
Debt to Capital (right)
Total Debt ($ in millions)
Debt to Capitalization
$300
$250
$200
$150
$100
$50
$0
40%
35%
30%
25%
20%
15%
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12

- **Solid balance sheet**
  - Debt/Capitalization ratio of 28.2%
  - Cash balance of $35 million at September 30, 2012
- **$50 million share re-purchase program initiated in the first quarter of 2012**
  - $44 million repurchased through October 2012, reducing outstanding shares by 6.5 million
- **Continued focus on customer invoicing following ERP System conversion in U.S. Fluids business expected to drive further debt reductions in the near-term**

NEWPARK

Outlook



U.S. Drilling Rigs by Type*
Horizontal
Vertical
Directional
70%
60%
50%
40%
30%
20%
10%
0%
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12



Oil vs Gas Rig Mix*
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil
Gas
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10
Jul-10
Sep-10
Nov-10
Jan-11
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12

* Source: Baker Hughes

- **Oil & gas liquids driving U.S. drilling activity**
  - We are participating in the move toward liquids
- **Evolution Technology**
  - Continue deploying across North America and into international markets
- **Continue international growth - build on recent success in Brazil and Rheochem acquisition**
- **Work to maximize rental utilization of mats across all U.S. regions**
- **Return of drilling in the Gulf of Mexico should benefit our fluids and environmental services businesses**

NEWPARK

APPENDIX

Consolidated Statements of Operations

(Unaudited) (In thousands, except per share data)	Three Months Ended			Nine Months Ended	
	Sep 30, 2012	Jun 30, 2012	Sep 30, 2011	Sep 30, 2012	Sep 30, 2011
Revenues	$ 259,599	$ 245,756	$ 261,193	$ 767,691	$ 694,666
Cost of revenues	210,276	201,534	201,272	626,712	539,185
Selling, general and administrative expenses	20,878	19,944	20,802	62,135	57,770
Other operating income, net	(311)	(477)	(60)	(802)	(1,012)
Operating income	28,756	24,755	39,179	79,646	98,723
Foreign currency exchange loss	185	461	485	416	340
Interest expense, net	2,416	2,553	2,464	7,337	6,821
Income from operations before income taxes	26,155	21,741	36,230	71,893	91,562
Provision for income taxes	7,413	7,278	13,233	23,054	33,431
Net income	$ 18,742	$ 14,463	$ 22,997	$ 48,839	$ 58,131
Income per common share -basic:	$ 0.22	$ 0.16	$ 0.25	$ 0.55	$ 0.65
Income per common share -diluted:	$ 0.20	$ 0.15	$ 0.23	$ 0.50	$ 0.58

NEWPARK

Operating Segment Results

(Unaudited) (In thousands)	Three Months Ended Sep 30, 2012	Jun 30, 2012	Sep 30, 2011
Revenues			
Fluids systems and engineering	$ 211,457	$ 202,388	$ 216,160
Mats and integrated services	35,067	30,071	30,179
Environmental services	13,075	13,297	14,854
Total revenues	$ 259,599	$ 245,756	$ 261,193
Operating income (loss)			
Fluids systems and engineering	$ 14,798	$ 13,480	$ 25,648
Mats and integrated services	15,992	13,075	14,509
Environmental services	3,089	3,514	4,958
Corporate office	(5,123)	(5,314)	(5,936)
Total operating income	$ 28,756	$ 24,755	$ 39,179
Segment operating margin			
Fluids systems and engineering	7.0%	6.7%	11.9%
Mats and integrated services	45.6%	43.5%	48.1%
Environmental services	23.6%	26.4%	33.4%

NEWPARK

Consolidated Balance Sheets

(Unaudited)
(In thousands, except share data)

	Sep 30, 2012	Dec 31, 2011
ASSETS		
Cash and cash equivalents	$ 35,457	$ 25,247
Receivables, net	312,040	328,590
Inventories	181,188	175,929
Deferred tax asset	14,438	13,224
Prepaid expenses and other current assets	11,361	10,828
Total current assets	554,484	553,818
Property, plant and equipment, net	247,329	231,055
Goodwill	75,796	71,970
Other intangible assets, net	18,317	20,850
Other assets	8,529	9,144
Total assets	$ 904,455	$ 886,837
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 799	$ 2,232
Accounts payable	95,670	97,168
Accrued liabilities	36,767	47,443
Total current liabilities	133,236	146,843
Long-term debt, less current portion	200,838	189,876
Deferred tax liability	43,501	46,844
Other noncurrent liabilities	13,821	5,428
Total liabilities	391,396	388,991
Common stock, $0.01 par value, 200,000,000 shares authorized and 95,652,486 and 94,497,526 shares issued, respectively	957	945
Paid-in capital	482,886	477,204
Accumulated other comprehensive (loss) income	(3,042)	789
Retained earnings	83,822	34,983
Treasury stock, at cost; 8,035,100 and 2,803,987 shares, respectively	(51,564)	(16,075)
Total stockholders' equity	513,059	497,846
Total liabilities and stockholders' equity	$ 904,455	$ 886,837

NEWPARK

Consolidated Statements of Cash Flow

(Unaudited)	Nine Months Ended September 30,	
(In thousands)	2012	2011
Cash flows from operating activities:		
Net income	$ 48,839	$ 58,131
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	24,406	21,162
Stock-based compensation expense	5,027	3,396
Provision for deferred income taxes	(4,654)	16,363
Net provision for doubtful accounts	1,282	1,165
Loss on sale of assets	512	22
Change in assets and liabilities:		
Decrease (increase) in receivables	11,964	(57,603)
Increase in inventories	(6,446)	(27,921)
Increase in other assets	(98)	(5,226)
Increase in accounts payable	2,905	28,893
Decrease in accrued liabilities and other	(3,085)	(3,655)
Net cash provided by operating activities	80,652	34,727
Cash flows from investing activities:		
Capital expenditures	(34,858)	(28,136)
Business acquisition, net of cash acquired	-	(26,775)
Proceeds from sale of property, plant and equipment	823	434
Net cash used in investing activities	(34,035)	(54,477)
Cash flows from financing activities:		
Borrowings on lines of credit	222,868	5,891
Payments on lines of credit	(213,221)	(5,754)
Proceeds from employee stock plans	1,007	1,768
Purchase of treasury stock	(35,698)	(599)
Post-closing payment for business acquisition	(11,892)	(2,055)
Other financing activities	(48)	(147)
Net cash used in financing activities	(36,984)	(896)
Effect of exchange rate changes on cash	577	538
Net increase (decrease) in cash and cash equivalents	10,210	(20,108)
Cash and cash equivalents at beginning of year	25,247	83,010
Cash and cash equivalents at end of period	$ 35,457	$ 62,902

NEWPARK

Experienced Leadership

Paul Howes	President & CEO
Gregg Piontek	VP & CFO
Mark Airola	SVP, GC & Admin Officer
Lee Ann Kendrick	VP, Human Resources
Bruce Smith	President *Fluids Systems and Engineering*
Jeff Juergens	President *Mats & Integrated Services & Environmental Services*

NEWPARK

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

Management Biographies

Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients.

Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.

NEWPARK